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                                                                   EXHIBIT 10.16


                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") is made as of the 1st day of December, 1999, by and between Jeffrey S. Doss ("Debtor"), and Mobility Electronics, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

         WHEREAS, concurrently with the execution and delivery of this Agreement, Debtor has executed and delivered to Secured Party a Promissory Note (the "Note") in the original principal amount of $300,000.00, bearing interest and payable as to principal and interest as therein set forth; and

         WHEREAS, the Note evidences the purchase price payable to Secured Party by Debtor for 50,000 shares of Series C Preferred Stock, par value $0.01 per share, of Secured Party (the "Preferred Shares"), and a warrant (the "Warrant") to purchase up to 100,000 shares of the common stock, par value $0.01 per share, of Secured Party (the "Common Stock"); and

         WHEREAS, Debtor has agreed, on the terms set out herein, to secure the payment and performance of the Note by granting a security interest in the Pledged Securities (as hereinafter defined) to the Secured Party;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meaning indicated:


                   (a) "Pledged Securities" means the Preferred Shares, the Warrant and the shares of Common Stock underlying the Preferred Shares and the Warrant, and any and all substitutes, replacements, accessions, attachments and other additions thereto, and any and all proceeds from the sale thereof.

                   (b) "Secured Indebtedness" means all sums payable under the Note and any substitutions, extensions, renewals or re-amortizations of the Note.

         2. GRANT OF SECURITY INTEREST IN THE PLEDGED SECURITIES. To secure the full and punctual payment of the Secured Indebtedness, and upon and subject to the terms, provisions and conditions of this Agreement, Debtor does hereby grant Secured Party and its successors and assigns, a security interest (the "Security Interest") in the Pledged Securities.



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         3. DELIVERY OF SECURITIES TO SECURED PARTY. Simultaneously with the execution of this Agreement: (i) the stock certificate representing the Preferred Shares and the Warrant and all other stock certificates and instruments in registered form which may constitute or evidence at any time or from time to time a part of the Pledged Securities shall be delivered to the Secured Party and shall be endorsed in blank for transfer or be accompanied by proper instruments of assignment and transfer in blank upon delivery; and (ii) Debtor shall execute and deliver to Secured Party five stock powers, executed in blank, and one warrant assignment, executed in blank, each in a form acceptable to Secured Party. Until the happening of an event of Default hereunder, all certificates and instruments representing the Pledged Securities shall remain registered in the name of Debtor. So long as the Secured Indebtedness, or any part thereof, remains outstanding and unpaid, the certificate and instruments representing the Pledged Securities, shall be held by Secured Party, and Debtor shall not have the right to procure the release of any of the Pledged Securities from the lien hereby created except upon and in compliance with the terms and conditions herein set forth.

         4. COVENANTS OF DEBTOR. Debtor covenants and agrees that Debtor shall promptly pay and discharge the Secured Indebtedness and any and all other debts, obligations or liabilities, including expenses and reasonable attorneys' fees, incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies hereunder as and when the same shall become due and payable, either by their own terms or by the exercise by Secured Party of any right or option which they may ever have to accelerate the maturity thereof.

         5. VOTING OF PLEDGED SECURITIES. Until the occurrence of an event of Default, the Pledged Securities shall be treated as shares of Debtor and Debtor shall be entitled to vote at any meeting of the stockholders of Secured Party. Until the occurrence of an event of Default, no cash dividends shall be payable to Secured Party on or with respect to the Pledged Securities. Debtor hereby grants to Secured Party, upon the occurrence of an event of Default hereunder, the right to vote the Pledged Securities during the continuance of such Default whether or not Secured Party seek any other remedies available to it under this Agreement or any applicable law or in equity.

         6. DEFAULT. The term "Default" means an "Event of Default" under the Note, all of the terms, covenants, conditions and provisions of which are incorporated in this Agreement by reference the same as if set forth verbatim, and such terms, covenants, conditions, and provisions shall continue in full force and effect under this Agreement until the Secured Indebtedness is paid in and performed in full.

         7. REMEDIES UPON DEFAULT.

                  (a) If any event of Default set forth in Paragraph 6 above shall occur, Secured Party may seek any remedies available to them under any applicable law.


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                  (b) Except as otherwise provided herein or in the Note, Debtor hereby waives notice of Default, presentment for payment, demand, notice of dishonor and protest of the Note.

                  (c) In addition, full power and authority are hereby given to Secured Party to sell, assign and deliver the whole or any part of the Pledged Securities at any broker's board, or at public or private sale, at the option of Secured Party, either for cash or on credit or for future delivery without assumption of any credit risk, and without either demand or advertisement of any kind, both of which are hereby waived, and no delay on the part of Secured Party in exercising any power of sale or any other rights or option hereunder, and no demand, which may be given to or made upon the undersigned by Secured Party to a power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the right of Secured Party to take any action or to exercise any power of sale or any other rights hereunder, without demand, or prejudice the rights of Secured Party as against the undersigned in any respect. At any sale of the Pledged Securities in accordance with the preceding sentence, Debtor may itself purchase the whole or any part of the Pledged Securities sold. In event of any sale or other disposition of any of the Pledged Securities, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, Secured Party shall, after applying the residue of the proceeds of the sale, or other disposition thereof, as hereinabove authorized, return any excess to Debtor. Secured Party shall notify Debtor in writing of their intent to exercise its right to sell the Pledged Securities in accordance with this Section 7(c) at least five (5) days prior to any such sale.

                  Because of the Securities Act of 1933, as amended (the "Securities Act"), or any other laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities in the enforcement of its rights and remedies hereunder. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, in the event any Default hereunder, to sell, bid upon, and purchase all or any part of the Pledge Securities at private sale, subject to investment letter or in any other commercially reasonable manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other law or regulation. Debtor acknowledges Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price of the Pledged Securities or any part or parts thereon than would otherwise be obtainable if same were registered and sold in the open market.

         8. FURTHER ASSURANCES. Debtor agrees to execute such stock powers and assignments, endorse such instruments, or execute such additional pledge agreements or other documents as may be reasonably requested by Secured Party in order effectively to grant to

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Secured Party the Security Interest in (and pledge and assignment of) the
Pledged Securities and to enforce and exercise Secured Party's rights regarding same.

         9. ASSIGNABILITY. The rights, powers and interests held by Secured Party hereunder, together with the Pledged Securities, may be transferred and assigned by Secured Party in whole or in part. This Agreement may not be assigned, in whole or in part, by Debtor.

         10. DELIVERY OF PLEDGED SECURITIES. When the Secured Indebtedness has been paid in full or otherwise satisfied, Secured Party shall deliver the Pledged Securities to Debtor concurrently with its receipt of such payment or satisfaction and this Agreement shall terminate.

         11. WAIVER OF DEFAULT. The acceptance by Secured Party at any time and from time to time of partial payment of the aggregate amount of the Secured Indebtedness then matured shall not be deemed to be a waiver of any Default then existing. No waiver by Secured Party of any Default shall be deemed to be a waiver of any subsequent Default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, except for the failure by Secured Party to give notice as provided herein or in the Note or under any other writings executed by Debtor as security for or in connection with the Note or the Secured Indebtedness, shall impair such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise of any other right or power of Secured Party hereunder.

         12. LAWS APPLICABLE. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the state of Delaware.

         13. NOTICES. Any notice, request, instruction or other document to be given hereunder or to any party shall be delivered to the address stated below that party's signature hereto, and shall be deemed to have been given and received (i) when actually received by the other party, if delivered in person or by facsimile or (ii) if mailed, on the earlier of the date actually received or (whether ever received or not) three Business Days (as hereinafter defined) after a letter containing such notice, certified or registered, with postage prepaid, addressed to the other party, is deposited in the United States mail. The address of Secured Party is 7955 East Redfield Road, Scottsdale, Arizona 85260, Attention: President. The address of Debtor is 7955 East Redfield Road, Scottsdale, Arizona 85260. "Business Day" means every day which is not a Saturday, Sunday or legal holiday. Either party may change his address for the purposes of this section by giving notice to that other party.

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         14. COVENANT OF ASSISTANCE. Debtor agrees to execute all such further documents and take all such further action as may reasonably be requested by Secured Party in order to better confirm the Security Interest herein granted in the Pledged Securities.

         15. AMENDMENT. None of the terms or provisions of this Agreement may be waived, modified or amended, except in writing signed by both parties hereto.

         16. BINDING EFFECT. This Agreement shall be binding on Debtor and Debtor's successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

         EXECUTED as of the day and year first above written.



                                         /s/ JEFFREY S. DOSS
                                        ---------------------------------
                                        Jeffrey S. Doss



                                        MOBILITY ELECTRONICS, INC.


                                        By: /s/ CHARLES R. MOLLO
                                           ------------------------------
                                           Charles R. Mollo, President